                                                             Exhibit 23.1

                          Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-3) and related Prospectus of Equity Residential Properties Trust for the registration of 3,089,547 common shares and to the incorporation by reference therein of our reports indicated below with respect to the financial statements indicated below included in Equity Residential Properties Trust's filings as indicated below, filed with the Securities and Exchange Commission.

-------------------------------------------------------------------------------
                                    Date of Auditors'
       Financial Statements              Report                 Filing
-------------------------------------------------------------------------------
 Consolidated financial            February 17, 1999    1998 Annual Report on
 statements and schedule of        except for Note      Form 10-K
 Equity Residential Properties     24, as to which
 Trust at December 31, 1998 and    the date is March
 1997 and for each of the three    5, 1999
 years in the period ended
 December 31, 1998

 Statement of Revenue and Certain  April 30, 1998      Current Report on Form
 Expenses of Sonterra at Foothill                      8-K dated June 25, 1998
 Ranch for the year ended
 December 31, 1997

 Combined Statement of Revenue     April 30, 1998      Current Report on Form
 and Certain Expenses of the                           8-K dated June 25, 1998
 Lincoln Property Company
 Probable Properties for the year
 ended December 31, 1997

 Statement of Revenue and Certain  May 1, 1998         Current Report on Form
 Expenses of The Emerson Place                         8-K dated June 25, 1998
 Apartments for the year ended
 December 31, 1997

 Combined Statement of Revenue     May 1, 1998         Current Report on Form
 and Certain Expenses of The                           8-K dated June 25, 1998
 Magnum Probable Properties for
 the year ended December 31, 1997

 Combined Statement of Revenue     May 29, 1998        Current Report on Form
 and Certain Expenses of the                           8-K dated June 25, 1998
 Frederick Probable Properties
 for the year ended December 31,
 1997


-------------------------------------------------------------------------------
                                    Date of Auditors'
       Financial Statements              Report                 Filing
-------------------------------------------------------------------------------
 Statement of Revenue and Certain  June 2, 1998        Current Report on Form
 Expenses of Harbor Pointe for                         8-K dated June 25, 1998
 the year ended December 31, 1997

 Statement of Revenue and Certain  June 4, 1998        Current Report on Form
 Expenses of The Fairfield for                         8-K dated June 25, 1998
 the year ended December 31, 1997

 Combined Statement of Revenue     June 4, 1998        Current Report on Form
 and Certain Expenses of the                           8-K dated June 25, 1998
 Lakes at Vinings Apartments and
 Martins Landing Apartments
 Probable Properties for the year
 ended December 31, 1997

 Statement of Revenue and Certain  June 9, 1998        Current Report on Form
 Expenses of The Northridge                            8-K dated June 25, 1998
 Apartments for the year ended
 December 31, 1997

 Combined Statement of Revenue     June 10, 1998       Current Report on Form
 and Certain Expenses of TCRS                          8-K dated June 25, 1998
 Properties for the year ended
 December 31, 1997

 Statement of Revenue and Certain  June 11, 1998       Current Report on Form
 Expenses of the Portside Towers                       8-K dated June 25, 1998
 Apartments for the year ended
 December 31, 1997


 Statement of Revenue and Certain  June 11, 1998       Current Report on Form
 Expenses of The Coconut Palm                          8-K dated June 25, 1998
 Club Apartments for the year
 ended December 31, 1997

 Combined Statement of Revenue     June 18, 1998       Current Report on Form
 and Certain Expenses of The                           8-K dated June 25, 1998
 Focus Group Properties for the
 year ended December 31, 1997

                                                         /S/ ERNST & YOUNG LLP


Chicago, Illinois
June 16, 1999